                                  EXHIBIT 10


                            GREENAWALT & COMPANY, PC


First Community Financial Corporation
2 North Main Street
Mifflintown, PA 17059

Gentlemen:

     We hereby consent to the use in the Form 10-SB/A of First Community Financial Corporation of our report dated January 24, 2002, which is set forth in part F/S of the Form 10-SB/A.




                                                 GREENAWALT & COMPANY, PC





Mechanicsburg, Pennsylvania

May 9, 2002